UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02575

Morgan Stanley Liquid Asset Fund Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	August 31,

Date of reporting period:	February 29, 2016

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2016 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Liquid Asset Fund Inc.

Semi-Annual Report

February 29, 2016

ILASAN
1452273 EXP 4.30.17

Morgan Stanley Liquid Asset Fund Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Portfolio of Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	26
U.S. Privacy Policy	27

Welcome Shareholder,

We are pleased to provide this semi-annual report, in which you will learn how your investment in Morgan Stanley Liquid Asset Fund Inc. (the "Fund") performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended February 29, 2016

Market Conditions

Compared to the first half of 2015, the economy expanded at a somewhat slower pace in the third quarter, at 2.0 percent, as gross domestic product (GDP) was dampened by slower inventory growth and lower exports due to the dollar's appreciation.i Fourth quarter GDP rose in line with median forecasts, growing at 1.0 percent (annualized), according to the government's second estimate. Growth was diminished due to slowing markets abroad, strong dollar appreciation, and plunging oil prices. The economy grew at an average of 1.9 percent through 2015.

While economic growth continued to exhibit a choppy pattern, labor market conditions have improved markedly. Nonfarm payrolls rose an average of 173,000 per month in the third quarter of 2015, accelerating in the fourth quarter to an average of 279,000.ii Healthy job creation and fairly static participation rates allowed the unemployment rate to fall to 5.0 percent as of December 2015, at or near the Federal Reserve's (Fed) definition of full employment. The January nonfarm payrolls rose 151,000, led by strong results in the retail trade sector, but fell short of consensus expectations of 190,000. In addition, November payrolls were revised up from 252,000 to 280,000, while December payrolls were revised down from 292,000 to 262,000. The unemployment rate decreased to 4.9 percent in January.

All eyes were on the Federal Open Market Committee (FOMC) in September as markets around the world eagerly anticipated the interest rate decision and update on the economy. The September FOMC meeting was accompanied by the quarterly Summary of Economic

Projections (SEP) and a press conference with Chair Yellen. In the meeting's most noteworthy decision, the benchmark fed funds rate was left unchanged, as the Fed refrained from hiking rates for the first time since 2006. In terms of a rate outlook going forward, projections from FOMC members showed that the median forecasts for the level of the fed funds rate over the next few years were revised downward slightly. Despite this, 13 of the 17 FOMC members still believed that 2015 was the appropriate time for the initial interest rate hike, which was down from 15 of 17 members in June. This messaging suggested a likelihood of a rate hike before the end of 2015.

The Fed saw further improvement in the labor market but inflation continued to run below the longer-run objective. The Fed also noted that the "recent global economic and financial developments may restrain economic activity somewhat and are likely to put downward pressure on inflation in the near term." Overall, in light of heightened uncertainties abroad and subdued inflation, the Fed believed it should wait for further economic data to justify a rate hike. Forward guidance on this topic remained unchanged as the FOMC needed to see further progress in the labor market and must be "reasonably confident" that inflation is moving toward the long-run target of 2 percent over the medium term before raising rates. Messaging from Chair Yellen reiterated that the forward path of rate hikes will be very gradual and that all policy decisions will be data dependent.

(i)  GDP data from the Bureau of Economic Analysis

(ii)  Jobs and unemployment data from the Bureau of Labor Statistics

The October FOMC meeting offered the market an important update on the Fed's views on market conditions and the economy. The FOMC indicated that the economy continued to expand at a moderate pace and upgraded household spending and business fixed investment progress to "solid" from "moderate." The statement also noted that the pace of job gains had slowed but the unemployment rate remained steady. Concerns had dissipated about global developments restraining financial activity, as this wording was completely dropped from the October statement. A key addition to this statement was the explicit mentioning of the next meeting in the context of raising rates. Many believed that the FOMC continued to favor increasing rates off of the zero bound before the end of the year.

November contained no Fed meetings. U.S. data started the month off well as the October Employment Report was much stronger than expected. Nonfarm payrolls increased 271,000 in October, easily surpassing expectations of 185,000. August and September payrolls were revised higher by 12,000. The unemployment rate dropped by 0.1 percent to 5.0 percent, which was in line with consensus expectations. U.S. third quarter GDP growth and inflation (as measured by the consumer price index and personal consumption expenditures) were in line with expectations, as the overall data trend has been positive. The rates market reflected this sentiment as short-dated Treasuries sold off considerably during November, with yields on 1-, 3-, 6-, and 12-month Treasuries all rising by 10 to 20 basis points.

At the much-anticipated December FOMC meeting, interest rates were increased in line with expectations by basis points to a range of 0.25 percent to 0.50 percent. FOMC members acknowledged progress in the labor market but noted that inflation remains below their target. The Committee expects inflation to rise to 2 percent over the medium term as transitory factors dissipate. The Fed's updated interest rate forecasts were revised down very slightly. These projections imply four rate hikes in 2016, while market pricing currently indicates expectations of only two hikes in 2016. Overall, the Fed vowed to remain data dependent in terms of its decisions on further policy normalization going forward.

Following the December rate hike, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase agreement (RRP) facility, increasing the offering rate from 5 basis points to 25 basis points. In addition, the previous $300 billion overnight limit was removed. On year-end, the FOMC accepted a new high of over $474 billion in overnight repos that all matured on January 4, 2016, aiding the collateral squeeze in our markets at quarter-end periods. Unlike previous quarter-ends, there were no submissions in the term auctions leading up to year-end due to a lack of yield incentive.

The January FOMC meeting went as expected, with members concerned about weakening growth in foreign economies and turbulence in the global equity markets. With the Committee's uncertainty about the impact of global developments on the U.S. economy, they have adopted a "wait and see" stance before considering any additional monetary actions in the near term.

February contained no Fed meetings, but produced strong employment data. February nonfarm payrolls increased 242,000 compared to consensus 195,000. The unemployment rate remained unchanged from January at 4.9 percent, and the average hourly earnings fell 0.1 percent. The participation rate continued its upward trend, increasing to 62.9 percent.

Performance Analysis

As of February 29, 2016, Morgan Stanley Liquid Asset Fund Inc. had net assets of approximately $4.8 billion and an average portfolio maturity of 25 days. For the six-month period ended February 29, 2016, the Fund provided a total return of 0.01 percent. For the seven-day period ended February 29, 2016, the Fund provided an effective annualized yield of 0.05 percent and a current yield of 0.05 percent, while its 30-day moving average yield for February was 0.04 percent. Yield quotations more closely reflect the current earnings of the Fund. Past performance is no guarantee of future results.

We remain quite comfortable in our conservative approach to managing the Fund. We believe our investment process and focus on credit research and risk management, combined with the continued high degree of liquidity and short maturity position of the Fund, have put us in a favorable position to respond to market uncertainty and regulatory developments. Our investment philosophy continues to revolve around prudent credit, duration, and risk management, and a portfolio that is positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 02/29/16
Repurchase Agreements	33.2%
Floating Rate Notes	29.7
Time Deposits	12.9
Commercial Paper	11.5
Certificates of Deposit	7.7
Extendible Floating Rate Note	2.7
Corporate Bond	1.6
U.S. Agency Security	0.7
MATURITY SCHEDULE as of 02/29/16
1 - 30 Days	78.2%
31 - 60 Days	8.1
61 - 90 Days	1.4
91 - 120 Days	9.6
121 + Days	2.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The Fund's investments include the following money market instruments: corporate obligations (including but not limited to commercial paper); debt obligations of U.S.-regulated banks (including U.S. branches or subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit and commercial paper); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; municipal obligations, including tax-exempt variable rate demand notes; repurchase agreements; and asset-backed securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/01/15 – 02/29/16.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	09/01/15	02/29/16	09/01/15 – 02/29/16
Actual (0.01% return)	$1,000.00	$1,000.07	$1.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.12	$1.76

  @  Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 182@@/366 (to reflect the most recent one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.50%.

  @@  Adjusted to reflect non-business day accruals.

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2016 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (33.2%)
$35,000	Bank of Nova Scotia, (dated 03/04/15; proceeds $35,106,750; fully collateralized by various U.S. Government agency securities, 1.79% - 6.00% due 11/01/26 - 01/01/46; valued at $36,050,000)	0.30%		03/04/16	$35,000,000
100,000	Bank of Nova Scotia, (dated 03/06/15; proceeds $100,303,333; fully collateralized by various U.S. Government agency securities, 1.79% - 6.00% due 02/01/23 - 02/01/46 and U.S. Government obligations, 0.88% - 3.63% due 06/15/17 - 04/15/28; valued at $103,081,611)	0.30		03/04/16	100,000,000
80,000	Bank of Nova Scotia, (dated 01/05/16; proceeds $80,077,043; fully collateralized by various U.S. Government agency securities, 1.79% - 6.00% due 02/01/23 - 01/01/46 and U.S. Government obligations, 0.00% - 2.50% due 03/31/16 - 05/15/24; valued at $82,399,607) (Demand 03/07/16)	0.40	(a)	04/01/16	80,000,000
155,000	Bank of Nova Scotia, (dated 10/07/15; proceeds $155,587,278; fully collateralized by various U.S. Government agency securities, 1.79% - 6.00% due 04/01/26 - 02/01/46 and U.S. Government obligations, 0.63% - 1.13% due 06/30/17 - 02/28/21; valued at $159,595,502) (Demand 03/07/16)	0.40	(a)	09/12/16	155,000,000
68,400	BNP Paribas Securities Corp., (dated 02/29/16; proceeds $68,400,589; fully collateralized by various U.S. Government agency securities, 1.75% - 5.50% due 03/20/21 - 01/01/46 and U.S. Government obligations, 1.25% - 1.38% due 01/15/20 - 10/31/20; valued at $69,831,897)	0.31		03/01/16	68,400,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$235,000	BNY Mellon Capital Markets, (dated 02/29/16; proceeds $235,002,219; fully collateralized by various U.S. Government agency securities, 1.00% - 9.00% due 06/20/16 - 02/20/46; valued at $241,828,386)	0.34%		03/01/16	$235,000,000
40,000	Credit Suisse Securities USA, (dated 02/24/16; proceeds $40,111,533; fully collateralized by various Corporate Bonds, 5.38% - 10.13% due 05/15/17 - 02/15/25; valued at $42,402,829) (Demand 03/24/16)	1.00	(a)	06/03/16	40,000,000
10,000	ING Financial Markets LLC, (dated 02/29/16; proceeds $10,000,106; fully collateralized by various Corporate Bonds, 3.15% - 3.50% due 03/15/22 - 03/15/25; valued at $10,503,500)	0.38		03/01/16	10,000,000
10,000	ING Financial Markets LLC, (dated 02/29/16; proceeds $10,000,142; fully collateralized by various Corporate Bonds, 6.13% - 7.38% due 04/23/21 - 04/01/23; valued at $10,601,283)	0.51		03/01/16	10,000,000
105,000	Merrill Lynch Pierce Fenner & Smith, (dated 12/02/15; proceeds $105,429,975; fully collateralized by various Common Stocks and Preferred Stocks; valued at $110,250,009) (Demand 03/01/16)	0.81	(a)	06/01/16	105,000,000
50,000	Mizuho Securities USA, Inc., (dated 02/29/16; proceeds $50,000,528; fully collateralized by various Common Stocks and Preferred Stocks; valued at $52,500,016)	0.38		03/01/16	50,000,000
55,000	Pershing LLC, (dated 02/24/16; proceeds $55,003,743; fully collateralized by various U.S. Government agency securities, 0.00% - 5.80% due 02/06/17 - 02/20/66 and U.S. Government obligations, 0.50% - 2.25% due 06/30/16 - 07/31/21; valued at $56,105,163)	0.35		03/02/16	55,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$45,000	RBC Capital Markets LLC, (dated 12/11/15; proceeds $45,098,858; fully collateralized by various Corporate Bonds, 3.00% - 10.50% due 12/15/16 - 03/01/41 and U.S. Government agency securities, 1.75% - 5.50% due 09/20/34 - 01/20/46; valued at $47,018,609) (Demand 03/11/16)	0.81	(a)%	03/18/16	$45,000,000
520,000	RBS Securities, Inc., (dated 02/29/16; proceeds $520,004,333; fully collateralized by various U.S. Government agency securities, 0.45% - 7.02% due 03/11/16 - 07/15/36 and U.S. Government obligations, 0.63% - 3.00% due 05/31/17 - 05/15/45; valued at $530,402,029)	0.30		03/01/16	520,000,000
65,000	Scotia Capital USA, Inc., (dated 02/29/16; proceeds $65,000,867; fully collateralized by various Corporate Bonds, 2.46% - 9.75% due 03/15/16 - 04/01/23; valued at $68,873,137)	0.48		03/01/16	65,000,000
20,000	SG Americas Securities, (dated 02/29/16; proceeds $20,000,278; fully collateralized by various Corporate Bonds, 2.50% - 8.63% due 04/15/16 - 11/24/45; valued at $21,137,695)	0.50		03/01/16	20,000,000
5,000	Wells Fargo Securities LLC, (dated 02/29/16; proceeds $5,002,583; fully collateralized by a Corporate Bond, 3.70% due 04/15/22; valued at $5,250,144)	0.60		03/31/16	5,000,000
5,000	Wells Fargo Securities LLC, (dated 01/26/16; proceeds $5,012,904; fully collateralized by various Common Stocks, Convertible Bonds, 0.00% - 3.25% due 11/15/16 - 09/30/43 and Preferred Stocks; valued at $5,497,615)	1.02		04/26/16	5,000,000
	Total Repurchase Agreements (Cost $1,603,400,000)				1,603,400,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Floating Rate Notes (29.6%)
	Domestic Banks (11.6%)
$18,000	Bank of America NA	0.78%	03/15/16	07/22/16	$18,000,000
48,000	HSBC Bank USA NA	0.74	03/11/16	07/11/16	48,000,000
220,000	JP Morgan Chase Bank NA	0.61	03/07/16	05/06/16 - 06/07/16	220,000,000
47,000	State Street Bank and Trust Company	0.64	03/10/16	06/10/16	47,000,000
89,250	Wells Fargo Bank NA	0.63	03/15/16	06/14/16	89,250,000
138,000	Wells Fargo Bank NA (c)	0.68	03/21/16	06/17/16	138,000,000
					560,250,000
	International Banks (18.0%)
35,200	ANZ New Zealand International Ltd. (c)	0.61	03/03/16	05/03/16	35,200,000
50,000	Bank of Montreal	0.63	03/21/16	05/20/16	50,000,000
25,000	Bank of Nova Scotia	0.77	03/29/16	07/26/16	25,000,000
93,000	Bank of Nova Scotia (c)	0.78	03/12/16	08/12/16	93,000,000
8,350	BPCE SA	1.87	04/25/16	04/25/16	8,361,922
55,000	Canadian Imperial Bank of Commerce	0.76	03/16/16	07/22/16	55,000,000
102,500	Credit Suisse	0.71 - 0.79	03/21/16 - 03/29/16	04/25/16 - 06/30/16	102,500,000
84,600	Macquarie Bank Ltd. (c)	0.67 - 0.68	03/22/16 - 03/29/16	04/21/16 - 04/26/16	84,600,000
13,000	National Australia Bank Ltd.	0.58	03/22/16	04/22/16	12,999,269
30,000	Oversea Chinese Banking Corp.	0.66	03/23/16	05/23/16	30,000,000
154,000	Royal Bank of Canada	0.60 - 0.73	03/10/16 - 04/01/16	03/10/16 - 06/30/16	153,998,526
105,000	Sumitomo Mitsui Banking Corp.	0.70	03/29/16	05/27/16	105,000,000
50,100	Toronto Dominion Bank	0.60	03/24/16	05/24/16	50,100,000
50,000	UBS AG	0.66	03/01/16 - 03/03/16	06/01/16 - 06/03/16	50,000,000
15,000	Westpac Banking Corp. (c)	0.62	03/23/16	03/23/16	14,999,926
					870,759,643
	Total Floating Rate Notes (Cost $1,431,009,643)				1,431,009,643

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Time Deposits (12.8%)
	International Banks
$200,000	Credit Agricole CIB Grand Cayman	0.30%	03/01/16	$200,000,000
240,000	DNB Bank ASA Cayman Islands	0.28	03/01/16	240,000,000
180,000	Natixis Grand Cayman	0.30	03/01/16	180,000,000
	Total Time Deposits (Cost $620,000,000)			620,000,000
	Commercial Paper (11.5%)
	Automobiles (0.5%)
24,000	Toyota Motor Credit Corp.	0.52	03/17/16 - 03/18/16	23,994,280
	Domestic Bank (1.9%)
90,000	ING U.S. Funding LLC	0.70 - 0.77	05/10/16 - 07/01/16	89,821,325
	Food & Beverage (0.6%)
22,000	Coca-Cola Co. (c)	0.45	03/15/16 - 03/16/16	21,996,013
7,000	Coca-Cola Co.	0.45	03/21/16	6,998,250
				28,994,263
	International Banks (8.5%)
14,000	DBS Bank Ltd.	0.65	03/29/16	13,992,922
28,400	Erste Abwicklungsanstalt (c)	0.65	06/14/16	28,346,158
150,000	Erste Abwicklungsanstalt	0.65	06/13/16 - 06/21/16	149,705,298
24,000	Mizuho Bank Ltd.	0.70	04/18/16	23,977,600
54,000	Sumitomo Mitsui Trust Bank Ltd.	0.70	06/15/16 - 06/24/16	53,884,636
21,000	Suncorp Group Ltd.	0.92	08/11/16	20,912,523
57,000	United Overseas Bank Ltd.	0.64 - 0.70	03/21/16 - 07/05/16	56,941,953
64,800	United Overseas Bank Ltd. (c)	0.64 - 0.65	04/04/16 - 04/06/16	64,759,039
				412,520,129
	Total Commercial Paper (Cost $555,329,997)			555,329,997
	Certificates of Deposit (7.7%)
	Domestic Banks (1.3%)
45,000	Citibank New York	0.64	06/01/16	45,000,000
19,000	HSBC Bank USA NA	0.60	03/17/16	19,000,000
				64,000,000

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)	ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	International Banks (6.4%)
$27,000	Credit Industriel et Commercial	0.90%	07/06/16	$27,008,465
71,000	DZ Bank AG	0.68	06/17/16 - 06/24/16	71,000,000
5,000	Landesbank Hessen Thueringen Girozentrale	0.55	03/17/16	5,000,000
85,000	Mizuho Bank Ltd.	0.67 - 0.70	03/31/16 - 06/16/16	84,999,999
24,000	Oversea Chinese Banking Corp.	0.70	07/08/16	24,000,000
12,000	Sumitomo Mitsui Banking Corp.	0.70	04/19/16	12,000,000
82,000	Sumitomo Mitsui Trust Bank Ltd.	0.70 - 0.74	05/02/16 - 06/16/16	82,000,000
				306,008,464
	Total Certificates of Deposit (Cost $370,008,464)			370,008,464

		COUPON RATE (a)	DEMAND DATE (b)
	Extendible Floating Rate Note (2.7%)
	International Bank
130,000	Svenska Handelsbanken AB (c) (Extendible Maturity Date 05/13/16) (Cost $130,000,000)	0.62%	03/15/16	05/13/16	130,000,000
		ANNUALIZED YIELD ON DATE OF PURCHASE
	Corporate Bond (1.6%)
	Diversified Financial Services
77,400	GE Capital International Funding Co. (c) (Cost $77,418,641)	0.96%		04/15/16	77,418,641

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Portfolio of Investments  ■  February 29, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	U.S. Agency Security (0.7%)
$35,000	Federal Home Loan Bank (Cost $34,995,333)	0.48%	03/11/16	$34,995,333
	Total Investments (Cost $4,822,162,078) (d)		99.8%	4,822,162,078
	Other Assets in Excess of Liabilities		0.2	8,225,587
	Net Assets		100.0%	$4,830,387,665

  (a)  Rate shown is the rate in effect at February 29, 2016.

  (b)  Date of next interest rate reset.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  The aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements

Statement of Assets and Liabilities

February 29, 2016 (unaudited)

Assets:
Investments in securities, at value (cost $4,822,162,078, including value of repurchase agreements of $1,603,400,000)	$4,822,162,078
Cash	275,378
Receivable for:
Capital stock sold	58,833,362
Interest	2,308,210
Prepaid expenses and other assets	270,291
Total Assets	4,883,849,319
Liabilities:
Payable for:
Capital stock redeemed	50,026,537
Advisory fee	1,062,340
Transfer and sub transfer agent fees	943,754
Shareholder services fee	404,219
Administration fee	203,384
Accrued expenses and other payables	821,420
Total Liabilities	53,461,654
Net Assets	$4,830,387,665
Composition of Net Assets:
Paid-in-capital	$4,830,172,775
Accumulated undistributed net investment income	92,827
Accumulated net realized gain	122,063
Net Assets	$4,830,387,665
Net Asset Value Per Share
4,830,298,649 shares outstanding (50,000,000,000 shares authorized of $0.01 par value)	$1.00

Statement of Operations

For the six months ended February 29, 2016 (unaudited)

Net Investment Income:
Interest Income	$9,348,520
Expenses
Advisory fee (Note 3)	6,532,174
Shareholder services fee (Note 4)	2,535,725
Transfer and sub transfer agent fees (Note 5)	1,513,466
Administration fee (Note 3)	1,267,862
Shareholder reports and notices	421,312
Custodian fees	115,423
Directors' fees and expenses	75,287
Professional fees	50,264
Registration fees	35,120
Other	44,385
Total Expenses	12,591,018
Less: amounts waived/reimbursed (Note 4)	(3,602,895)
Net Expenses	8,988,123
Net Investment Income	360,397
Net Realized Gain	143,187
Net Increase	$503,584

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED FEBRUARY 29, 2016	FOR THE YEAR ENDED AUGUST 31, 2015
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$360,397	$726,663
Net realized gain	143,187	30,055
Net Increase	503,584	756,718
Dividends to shareholders from net investment income	(360,397)	(726,663)
Net decrease from capital stock transactions	(2,437,319,416)	(347,040,519)
Net Decrease	(2,437,176,229)	(347,010,464)
Net Assets:
Beginning of period	7,267,563,894	7,614,574,358
End of Period (Including accumulated undistributed net investment income of $92,827 and $92,827)	$4,830,387,665	$7,267,563,894

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2016 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Liquid Asset Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Repurchase agreements are subject to Master Repurchase Agreements, which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2016 (unaudited) continued

assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2016 (unaudited) continued

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2016.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Repurchase Agreements	$—	$1,603,400,000	$—	$1,603,400,000
Floating Rate Notes	—	1,431,009,643	—	1,431,009,643
Time Deposits	—	620,000,000	—	620,000,000
Commercial Paper	—	555,329,997	—	555,329,997
Certificates of Deposit	—	370,008,464	—	370,008,464
Extendible Floating Rate Note	—	130,000,000	—	130,000,000
Corporate Bond	—	77,418,641	—	77,418,641
U.S. Agency Security	—	34,995,333	—	34,995,333
Total Assets	$—	$4,822,162,078	$—	$4,822,162,078

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of February 29, 2016, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $1.75 billion; 0.25% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.25 billion; 0.225% to the portion of the daily net assets exceeding $2.25 billion but not exceeding $2.75 billion; 0.20% to the portion of the daily net assets exceeding $2.75 billion but not exceeding $15 billion; 0.199% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.198% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.197% to the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion; and 0.196% to the portion of the

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2016 (unaudited) continued

daily net assets exceeding $30 billion. For the six months ended February 29, 2016, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.19% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the "Plan"), the Fund may pay Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended February 29, 2016, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended February 29, 2016, the Distributor waived $1,828,265, and the Adviser waived $1,774,630. These fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's Prospectus or until such time that the Fund's Board of Directors, (the "Directors"), act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2016 (unaudited) continued

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

6. Transactions with Affiliates

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended February 29, 2016, included in "Directors' fees and expenses" in the Statement of Operations amounted to $1,787. At February 29, 2016, the Fund had an accrued pension liability of $56,354, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Capital Stock

Transactions in capital stock, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED FEBRUARY 29, 2016	FOR THE YEAR ENDED AUGUST 31, 2015
	(unaudited)
Shares sold	7,984,092,978	23,826,314,964
Shares issued in reinvestment of dividends	360,397	726,663
	7,984,453,375	23,827,041,627
Shares redeemed	(10,421,772,791)	(24,174,082,146)
Net decrease in shares outstanding	(2,437,319,416)	(347,040,519)

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2016 (unaudited) continued

8. Risks Relating to Certain Financial Instruments

The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may enter into repurchase agreements under which the Fund sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended August 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2016 (unaudited) continued

for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2014 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$726,663	$830,602

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to deferred compensation, resulted in the following reclassifications among the Fund's components of net assets at August 31, 2015:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(3,973)	$3,973	$—

At August 31, 2015, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$300,039	$—

At August 31, 2015, the Fund had available for Federal income tax purposes unused short-term capital losses of $21,124 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended August 31, 2015, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $34,028.

Morgan Stanley Liquid Asset Fund Inc.

Notes to Financial Statements  ■  February 29, 2016 (unaudited) continued

10. Other

At February 29, 2016, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 94.2%.

11. Money Market Fund Regulation

The SEC has adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). While the industry is still assessing the impact of these rule changes, they may affect the investment strategies, performance, operating expenses and structure of money market funds.

Morgan Stanley Liquid Asset Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED AUGUST 31,
	MONTHS ENDED
	FEBRUARY 29, 2016		2015		2014		2013		2012		2011
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)(2)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01	%(4)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets:
Net expenses	0.35	%(3)(5)	0.23	%(3)	0.19	%(3)	0.23	%(3)	0.25	%(3)	0.25	%(3)
Net investment income	0.01	%(3)(5)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)
Supplemental Data:
Net assets, end of period, in millions	$4,830		$7,268		$7,615		$9,233		$10,366		$6,155

(1)  Amount is less than $0.001.

(2)  Includes capital gain distribution of less than $0.001.

(3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 29, 2016	0.50%	(0.14)%
August 31, 2015	0.46	(0.22)
August 31, 2014	0.45	(0.25)
August 31, 2013	0.45	(0.21)
August 31, 2012	0.47	(0.21)
August 31, 2011	0.58	(0.32)

(4)  Not annualized.

(5)  Annualized.

See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Liquid Asset Fund Inc.

U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.
In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Liquid Asset Fund Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
April 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
April 18, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
April 18, 2016